EXHIBIT 99.1

                              MARKETING MEMORANDUM
                                  MARCH 8, 2000

                       HLIB HOME EQUITY LOAN TRUST 2000-1


     $40,610,000 CLASS A-1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-1 $14,664,000 CLASS A-2 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-1


The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Securities, Inc. (the "Underwriter") and not by the issuer of the Certificates identified above (the "Certificates") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Certificates, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Marketing Memorandum are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that the Certificates may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                        [FIRST UNION LOGO APPEARS HERE]
                          FIRST UNION SECURITIES, INC.
--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                    PAGE 2
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SUMMARY OF TERMS

 $40,610,000 CLASS A-1, Mortgage Pass-Through Certificates, Series 2000-1(the "Class A-1 Certificates")
 $14,664,000 CLASS A-2, Mortgage Pass-Through Certificates, Series 2000-1 (the "Class A-2 Certificates")

                                  CERTIFICATES

To Call*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         STATED
                 CLASS           RATINGS        APPROXIMATE                   AVERAGE     MODIFIED      PRINCIPAL        LEGAL
   CLASS      DESCRIPTION      S&P/MOODY'S         SIZE          COUPON        LIFE       DURATION        WINDOW        MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
 Class A-1       Fixed           AAA/Aaa        $40,610,000        TBD         3.38         2.67       4/00 - 11/09      11/29
-----------------------------------------------------------------------------------------------------------------------------------
 Class A-2      Floater          AAA/Aaa        $14,664,000   LIBOR +[TBD]     2.81         2.35       4/00 - 11/09      11/29
-----------------------------------------------------------------------------------------------------------------------------------


To Maturity*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         STATED
                 CLASS           RATINGS        APPROXIMATE                   AVERAGE     MODIFIED      PRINCIPAL        LEGAL
   CLASS      DESCRIPTION      S&P/MOODY'S         SIZE          COUPON        LIFE       DURATION        WINDOW        MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
 Class A-1       Fixed           AAA/Aaa        $40,610,000        TBD         3.55         2.74       4/00 - 11/28      11/29
-----------------------------------------------------------------------------------------------------------------------------------
 Class A-2      Floater          AAA/Aaa        $14,664,000   LIBOR +[TBD]     2.90         2.39       4/00 - 11/25      11/29
-----------------------------------------------------------------------------------------------------------------------------------

* The Monthly Pass-Through Rate on Class A-2 is capped at the Available Funds Cap Rate.

SECURITIES                                 CLASS A-1                           CLASS A-2
-----------                                ---------                           ----------
SECURITY TYPE:                             Fixed rate Mortgage Loans           Adjustable rate Mortgage Loans (all
                                                                               Prime based)

CUT-OFF DATE:                              February 29, 2000                   February 29, 2000

INDEX:                                     N/A                                 1 month LIBOR

PREPAYMENT ASSUMPTIONS (PPA):              2.4 - 24.0% CPR over 10 months,     28% CPR
                                           and 24% CPR thereafter

EXPECTED CALL DATE:                        November 2009                       November 2009

EXPECTED MATURITY DATE:                    November 2028                       November 2025

PAYMENT DATE:                              15th of each month                  15th of each month

PAYMENT DELAY:                             14 days                             Zero

DATED DATE:                                March 1, 2000                       March 14, 2000

DAY COUNT:                                 30/360                              Actual/360

PRICING DATE:                              TBD                                 TBD

DAYS OF ACCRUED INTEREST:                  14 days                             Zero

SETTLEMENT DATE: (EXPECTED)                March 14, 2000                      March 14, 2000

FIRST PAYMENT DATE:                        April 17, 2000                      April 17, 2000

RATINGS: (S&P/MOODY'S)                     AAA/Aaa                             AAA/Aaa


--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM - MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                    PAGE 3
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ISSUER:                             HLIB Home Equity Loan Trust 2000-1

SELLER:                             Home Loan and Investment Bank, F.S.B.

DEPOSITOR:                          Residential Asset Funding Corporation

MASTER SERVICER:                    Home Loan and Investment Bank, F.S.B.

SUB-SERVICER:                       Home Loan Investment Corporation

SERVICING FEE:                      50 basis points per annum.

TRUSTEE:                            Bankers Trust Company of California, N.A.

CERTIFICATE INSURER:                Financial Security Assurance ("FSA"), rated
                                    AAA/Aaa/AAA by Standard & Poor's, Moody's
                                    Investors Service and Fitch IBCA,
                                    respectively.

FORM OF CERTIFICATES:               Book-Entry Form, delivered through the
                                    facilities of DTC, Clearstream Banking,
                                    societe anonyme or Euroclear against payment in immediately available funds.

DENOMINATIONS:                      Minimum denominations of $25,000 and
                                    integral multiples of $1,000 thereof.

DESCRIPTION OF THE CERTIFICATES:    Two classes of Certificates (each, a
                                    "Class") will be issued: (i) Class A-1,
                                    secured by a pool of fixed rate Mortgage
                                    Loans (the "Group I Mortgage Loans"), and
                                    (ii) Class A-2, secured by a pool of
                                    adjustable rate Mortgage Loans (the "Group
                                    II Mortgage Loans" and, together with the Group I Mortgage Loans, the "Mortgage
                                    Loans"). The Group II Mortgage Loans are all
                                    Prime based and adjust annually. In
                                    addition, the trust will also issue a Class
                                    R Certificate, which is not being offered with the Class A Certificates.

TRUST FUND:                         The assets of the trust fund include:

                                        (i)   The Mortgage Loans, together with
                                              the mortgage files relating
                                              thereto and all collections
                                              thereon and proceeds thereof
                                              (other than payments of interest
                                              that accrued on each Mortgage Loan
                                              up to and including the Due Date
                                              occurring in February 2000 and
                                              principal payments, including
                                              prepayments, received on or prior
                                              to the Cut-off Date),

                                        (ii)  Assets that from time to time are
                                              identified as REO property and
                                              collections thereon and proceeds
                                              thereof,

                                        (iii) Assets that are deposited in the
                                              certificate account, including
                                              amounts on deposit in the
                                              certificate account (including the
                                              Simple Interest Excess
                                              Sub-Account) and invested in
                                              permitted investments,

                                        (iv)  The Trustee's rights with respect
                                              to the Mortgage Loans under all
                                              insurance policies required to be
                                              maintained and any insurance
                                              proceeds,

                                        (v)   Liquidation proceeds,

                                        (vi)  Released mortgaged property
                                              proceeds; and

                                        (vii) Amounts on deposit in the Spread
                                              Account.
--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                    PAGE 4
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CREDIT ENHANCEMENT:                 Credit  enhancement  with respect to the
                                    Class A Certificates  will include the
                                    following:

                                    (i)      Excess interest
                                    (ii)     Cross-collateralization
                                    (iii)    Spread Account
                                    (iv)     Certificate Insurance Policy

                                    In addition to the foregoing, an account
                                    (the "Simple Interest Excess Sub-Account") will be established as part of the trust to cover certain interest shortfalls as described below in "Simple Interest Excess Sub-Account"

                                    Furthermore, the Class A-2 Certificates are subject to an "Available Funds Cap" under certain circumstances described in "Class A-2 Available Funds Cap" below. Holders of Class A-2 Certificates may be entitled to payment of interest deficiencies that arise as a result of the application of the Class A-2 Available Funds Cap under circumstances described in "Class A-2 Available Funds Cap Carryover Amount" below.

EXCESS INTEREST:                    Excess interest from each Group of
                                    Mortgage Loans may be utilized to cover
                                    credit losses and certain shortfalls on the Class of Certificates relating to such Group of Mortgage Loans as described under "Priority of Distributions" herein.

CROSS-COLLATERALIZATION:            To the extent excess cashflow for a group is
                                    not needed to make required payments on the related Class of Certificates, it may be used to make payments on the other Class of Certificates as described under "Priority of Distribution".

SPREAD ACCOUNT:                     The Trustee shall establish and maintain a
                                    Spread Account and deposit on each Payment
                                    Date into the Spread Account a percentage of the excess cashflow. This percentage is initially 100% and may be reduced by FSA.
                                    The Spread Account will not be part of the REMIC.

SPREAD ACCOUNT REQUIREMENT:         No initial deposit will be made into the
                                    Spread Account upon the issuance of the
                                    Certificates. Following such issuance, on each Payment Date, excess amounts not otherwise required to be distributed in accordance with the
                                    "Priority of Distributions" described below shall be deposited into the Spread Account until such time as the Spread Account reaches an amount equal to (i) for the first thirty (30) months following the Settlement Date, two (2) percent of the principal balance of the Mortgage Loans as of the Cut-off Date, and (ii) thereafter, the lesser of such amount and four (4) percent of the current principal balance of the Mortgage Loans. Such amounts may be increased or decreased by FSA depending on the occurrence or absence of certain loss and delinquency trigger events.

CERTIFICATE INSURANCE POLICY:       Payment of minimum required monthly amounts
                                    to the holders of the Class A Certificates will be guaranteed by FSA. Under the Certificate Insurance Policy, FSA will unconditionally and irrevocably guarantee to the Trustee, on each Payment Date, for the benefit of each holder the full and complete payment of (i) Scheduled Payments on the Class A Certificates and (ii) the amount of any Scheduled Payment which subsequently is avoided in whole or in part as a preference payment under applicable law.

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                    PAGE 5
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                                    FSA will be subrogated to the rights of the
                                    holders of the Class A Certificates to the extent of any payment to the respective holders under the Certificate Insurance Policy.

PAYMENTS ON THE CERTIFICATES:       Interest and principal on each Class of
                                    Certificates is scheduled to be paid monthly on the 15th day of the month or, if such day is not a business day, the next succeeding business day (each, a "Payment Date") to holders of record on the related Record
                                    Date. The first scheduled Payment Date is
                                    April 17, 2000.

RECORD DATE:                        With respect to (i) the Class A-1
                                    Certificates, the last day of the calendar month preceding a Payment Date, and (ii) the Class A-2 Certificates, the last business day prior to a Payment Date. For all Classes of Certificates, the Record Date for the first Payment Date shall be the Closing
                                    Date.

DUE PERIOD:                         With respect to each Payment Date,  the
                                    calendar  month  preceding the month in
                                    which such Payment Date occurs.

GROUP AVAILABLE FUNDS:              The amount for each group available to the
                                    Trustee for distribution to the holders on a Payment Date, and from the certificate account, the Spread Account, and after deducting the servicing fees and certain other amounts reimbursable to the Master
                                    Servicer, trustee's fees and the premiums due to FSA on that Payment Date, plus, with respect to items (i) through (iv) below, any amount drawn on the Certificate Insurance
                                    Policy. Group Available Funds include "Group
                                    I Available Funds", relating to amounts
                                    available from the Group I Mortgage Loans, and "Group II Available Funds", relating to amounts available from the Group II Mortgage
                                    Loans.

PRIORITY OF DISTRIBUTIONS:          Group Available Funds shall be applied in
                                    the following order of priority:

                                    (i)    To the payment of the Interest
                                           Distribution Amount for the related
                                           Class of Certificates;
                                    (ii)   To the payment of the unpaid Interest
                                           Distribution Amount relating to the
                                           other Class, to the extent the Group
                                           Available Funds for such other Class
                                           are insufficient to pay that amount
                                           in full;
                                    (iii)  To the payment of the Principal
                                           Distribution Amount in reduction of
                                           the certificate balance of the
                                           related Class of Certificates;
                                    (iv)   To the payment of the Principal
                                           Distribution Amount with respect to
                                           the other Class, to the extent the
                                           Group Available Funds for such other
                                           Class are insufficient to pay that
                                           amount in full;
                                    (v)    To reimburse the Certificate Insurer
                                           for amounts owed to it in respect of
                                           that group;
                                    (vi)   To reimburse the Certificate Insurer
                                           for amounts owed to it in respect of
                                           the other group, to the extent the
                                           Group Available Funds for the other
                                           group are insufficient to pay that
                                           amount in full;
                                    (vii)  To the Spread Account until the
                                           Spread Account Requirement is
                                           satisfied;
                                    (viii) To reimburse the Master Servicer for
                                           any reimbursable advances and
                                           expenses not previously reimbursed;
                                    (ix)   To pay the holders of the Class A-2
                                           Certificates the Class A-2 Available
                                           Funds Cap Carryover Amount and
                                    (x)    To the holder of the Class R
                                           Certificate.
--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                    PAGE 6
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SCHEDULED PAYMENTS:                 Payments which are required to be made on
                                    the Class A Certificates during the term of the Certificate Insurance Policy in accordance with the original terms of the Class A Certificates when issued and without regard to any subsequent amendment or modification of the Class A Certificates that has not been consented to by FSA, which payments, with respect to any Payment Date, are (i) the Interest Distribution Amount for each Class, with respect to the related Payment Date, (ii) the Principal Distribution Amount with respect to the related Payment Date, and (iii) with respect to the final scheduled distribution date for any Class of Certificates, without duplication of clause (ii) the outstanding principal amount of such Class, after taking into account reductions on such date of such outstanding principal amount from all sources other than the Certificate Insurance Policy. Scheduled Payments do not include prepayment interest shortfalls, Civil Relief Act shortfalls, or any reduction in the Class A-2 interest resulting from application of the Class A-2 Available Funds Cap Rate.

PRINCIPAL DISTRIBUTION AMOUNT:      As of any Payment Date for each Class, the
                                    sum of:

                                    (i)    Each payment of principal on a
                                           Mortgage Loan received by the Master
                                           Servicer (exclusive of amounts
                                           described in clauses (ii) and (iii)
                                           below) in the related Due Period,

                                    (ii)   All curtailments and all principal
                                           prepayments received with respect to
                                           the Mortgage Loans during the related
                                           Due Period,

                                    (iii)  The principal portion of all
                                           insurance proceeds, released
                                           mortgaged property proceeds and net
                                           liquidation proceeds received with
                                           respect to the Mortgage Loans during
                                           the related Due Period,

                                    (iv)   An amount equal to the excess, if
                                           any, of the principal balance of any
                                           Mortgage Loans liquidated during the
                                           related Due Period over the principal
                                           portion of net liquidation proceeds
                                           which will be distributed to Class A
                                           holders, and

                                    (v)    The sum of (a) that portion of the
                                           purchase price paid by Home Loan Bank
                                           for any deleted Mortgage Loans which
                                           represents principal and (b) any
                                           substitution adjustments required to
                                           be deposited in the certificate
                                           account as of the related
                                           determination date.

INTEREST DISTRIBUTION AMOUNT:       For each Payment Date, an amount equal to
                                    (i) for Class A-1, 30 days' interest
                                    (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the related interest rate (the "Class A-1
                                    Pass-Through Rate") on the related
                                    certificate balance immediately prior to such Payment Date, and (ii) for Class A-2, interest accruing at the related interest rate (the "Class A-2 Pass-Through Rate") during the period from the preceding Payment
                                    Date to but not including such Payment Date, reduced by its allocable share of any prepayment shortfalls, interest shortfalls and Civil Relief Act shortfalls for such Payment Date and the related group, to the extent not covered by payments by the Master
                                    Servicer of compensating interest plus any Interest Carry-Forwards relating to the applicable Class.

INTEREST CARRY-FORWARD:             As of any Payment Date and with respect to
                                    the Class A Certificates, the sum of:

                                    (i)    The amount, if any, by which (A) the
                                           related Interest Distribution Amount
                                           as of the preceding Payment Date
                                           exceeded (B) the amount of the actual
                                           distribution made to the related
                                           Certificate holders thereon; and
--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                    PAGE 7
--------------------------------------------------------------------------------

                                    (ii)   (a) For Class A-1, 30 days' interest
                                           on the amount of such shortfall
                                           (calculated on the basis of a 360-day
                                           year consisting of twelve 30 day
                                           months) and (b) for Class A-2,
                                           interest accruing during the period
                                           from the preceding Payment Date to
                                           but not including such Payment Date,
                                           in each case at an interest rate
                                           equal to the related Pass-Through
                                           Rate.

COMPENSATING INTEREST:              The Master Servicer is obligated to pay as
                                    compensating interest, without any right of reimbursement, those shortfalls in interest collections payable on the Class A
                                    Certificates that are attributable to
                                    prepayment interest shortfalls and net
                                    Simple Interest Shortfalls (defined below), but only to the extent of the Servicing Fee for the related Due Period.

SIMPLE INTEREST EXCESS
SUB-ACCOUNT:                        The Trustee will establish and maintain the
                                    Simple Interest Excess Sub-Account of the certificate account. On each Payment Date, the Trustee will transfer to the Simple
                                    Interest Excess Sub-Account all net Simple
                                    Interest Excess, which is any excess of the aggregate amount of Simple Interest Excess over the aggregate amount of Simple Interest
                                    Shortfall. The amount on deposit in the
                                    Simple Interest Excess Sub-Account will be available to cover Simple Interest
                                    Shortfalls on a Payment Date.

SIMPLE INTEREST EXCESS:             As of any Payment Date, the excess, if any,
                                    of (i) the amount of interest actually paid on a Mortgage Loan with respect to the related Due Period net of the Servicing Fee, over (ii) 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30 day months) on the Principal
                                    Balance of such Mortgage Loan at the related
                                    Mortgage Interest Rate net of the Servicing
                                    Fee.

SIMPLE INTEREST SHORTFALL:          As of any Payment Date, the excess, if any,
                                    of (i) 30 days' interest (calculated on the basis of a 360-day year consisting of twelve
                                    30 day months) on the Principal Balance of a Mortgage Loan at the related Mortgage
                                    Interest Rate net of the Servicing Fee, over
                                    (ii) the amount of interest actually paid on such Mortgage Loan with respect to the related Due Period net of the Servicing Fee,

CLASS A-2 AVAILABLE FUNDS CAP:      The rate of interest on the Class A-2
                                    Certificates is subject to an Available
                                    Funds Cap Rate. If the Class A-2
                                    Pass-Through Rate would exceed the weighted average coupon for the Mortgage Loans in the related group net of certain fees of the trust allocated to such Class, then the Pass-Through Rate will be accordingly reduced to equal the Class A-2 Available
                                    Funds Cap Rate (defined below).

CLASS A-2 AVAILABLE FUNDS
CAP RATE:                           With respect to the Class A-2 Certificates
                                    for any Payment Date, a rate per annum equal to the fraction, expressed as a percentage, the numerator and denominator of which are as follows:

                                    (i)    The numerator of which is an amount
                                           equal to the product of (x) 1/12 of
                                           the net weighted average Mortgage
                                           Rate on the Group II Mortgage Loans
                                           minus (a) 15 basis points for the
                                           first twelve (12) months, and (b) 65
                                           basis points thereafter, and (y) the
                                           aggregate Principal Balance of the
                                           Group II Mortgage Loans; and
                                    (ii)   The denominator of which is an amount
                                           equal to the product of the Class A-2
                                           Certificate Balance and the number of
                                           days elapsed in the related Due
                                           Period divided by 360.


--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                    PAGE 8
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CLASS A-2 AVAILABLE FUNDS CAP
CARRYOVER AMOUNT:                   On any Payment Date on which the Spread
                                    Account Requirement is satisfied and the Class A-2 Pass-Through Rate is capped by the Class A-2 Available Funds Cap Rate, excess cashflows shall be used to pay holders of the Class A-2 Certificates an amount (the
                                    "Class A-2 Available Funds Cap Carryover
                                    Amount") equal to the sum of (A) the excess of (i) the amount of interest the Class A-2
                                    Certificates would otherwise be entitled to receive on such Payment Date had the Class
                                    A-2 Pass-Through Rate not been capped at the Class A-2 Available Funds Cap Rate , over
                                    (ii) the amount of interest payable on the Class A-2 Certificates at the Class A-2
                                    Available Funds Cap Rate for such Payment
                                    Date, (B) the Class A-2 Available Funds Cap
                                    Carryover Amount, together with accrued
                                    interest thereon, for all previous Payment
                                    Dates not previously paid, and (C) one
                                    month's interest on the amount calculated in
                                    (B) at the Class A-2 Pass-Through Rate for such Payment Date (without giving effect to the Class A-2 Available Funds Cap Rate).
                                    Payment of the Class A-2 Available Funds Cap
                                    Carryover Amount shall only be made
                                    immediately prior to the distribution of any amounts to the holder of the Class R
                                    Certificate as described under "Priority of Distributions" herein.

                                    The Certificate Insurance Policy does not cover the payment of any Class A-2 Available Funds Cap Carryover Amount.

OPTIONAL REDEMPTION:                The Master Servicer may, at its option,
                                    terminate the trust and cause the Class A
                                    Certificates to be paid in full on any date on which the aggregate principal balance of the Mortgage Loans is less than 5% of the aggregate principal balance of the Mortgage
                                    Loans as of the cut-off date by purchasing from the trust fund, on the next succeeding
                                    Payment Date, all of the Mortgage Loans and REO properties.

COUPON STEP-UP:                     The pass-through rates will increase by
                                    0.50% on the class A-1 certificates and two times spread to one-month LIBOR on the Class
                                    A-2 certificates if the right to effect an Optional Redemption is not exercised.

LEGAL INVESTMENT
CONSIDERATIONS:                     The Certificates are not SMMEA eligible
                                    securities.

ERISA CONSIDERATIONS:               Subject to the important conditions and
                                    considerations described in the prospectus supplement and in the accompanying prospectus, the Class A Certificates may be purchased by pension, profit-sharing and other employee benefit plans, as well as individual retirement arrangements.

TAXATION:                           A REMIC election will be made for tax
                                    purposes. The Class A Certificates will be designated as the REGULAR INTERESTS in the REMIC and will be treated as debt instruments for federal income tax purposes.

RATINGS:                            AAA/Aaa by Standard & Poor's and Moody's
                                    Investors Service.

FURTHER INFORMATION:                If you have any questions, please call:
                                    Bill Ingram at (704) 383-7727, Capital
                                    Markets Syndicate Desk
                                    Russ Andrews at (704) 374-3472, Debt Capital
                                    Markets

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                    PAGE 9
--------------------------------------------------------------------------------


                         WEIGHTED AVERAGE LIFE (WAL) AND
                              PAYMENT WINDOWS TABLE

   TO CALL (5%)
        PPA*          0         50        75        100       125        150
   CLASS A1 BOND
   WAL               15.602      6.106     4.420     3.384     2.712      2.240
   FIRST PAY        4/15/00    4/15/00   4/15/00   4/15/00   4/15/00    4/15/00
   LAST PAY        11/15/28    8/15/16  10/15/12  11/15/09  12/15/07    7/15/06

   CLASS A2 BOND
   WAL               16.615      5.400     3.770     2.813     2.198      1.769
   FIRST PAY        4/15/00    4/15/00   4/15/00   4/15/00   4/15/00    4/15/00
   LAST PAY        11/15/28    8/15/16  10/15/12  11/15/09  12/15/07    7/15/06

   TO MATURITY
        PPA*          0         50        75        100       125        150
   CLASS A1 BOND
   WAL               15.626      6.318     4.601     3.548     2.849      2.355
   FIRST PAY        4/15/00    4/15/00   4/15/00   4/15/00   4/15/00    4/15/00
   LAST PAY        11/15/29   11/15/29  10/15/29  11/15/28  10/15/25   10/15/21

   CLASS A2 BOND
   WAL               16.647      5.567     3.879     2.896     2.260      1.817
   FIRST PAY        4/15/00    4/15/00   4/15/00   4/15/00   4/15/00    4/15/00
   LAST PAY        11/15/29   11/15/29   3/15/29  11/15/25   1/15/21    5/15/17

   *100 PERCENT PREPAYMENT ASSUMPTION (PPA) REPRESENTS 28%
   CPR FOR THE ARM COLLATERAL, AND FOR THE FIXED
   COLLATERAL, 2.4% CPR IN MONTH 1 OF THE LIFE OF A LOAN,
   INCREASING EACH MONTH BY 2.4% CPR UNTIL MONTH 10 AND
   REMAINING CONSTANT AT 24% CPR THEREAFTER.


--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 10
--------------------------------------------------------------------------------




                          A-2 AVAILABLE FUNDS CAP RATE*
                          -----------------------------

     To Call @ 5%
        Period      Date       AFC Rate         Period         Date       AFC Rate      Period      Date        AFC Rate
            0      3/14/00                        35          2/15/03        9.45%          69    12/15/05        9.78%
            1      4/15/00        7.55%           36          3/15/03       10.47%          70     1/15/06        9.46%
            2      5/15/00        8.05%           37          4/15/03        9.45%          71     2/15/06        9.46%
            3      6/15/00        7.79%           38          5/15/03        9.77%          72     3/15/06       10.47%
            4      7/15/00        8.05%           39          6/15/03        9.45%          73     4/15/06        9.46%
            5      8/15/00        7.79%           40          7/15/03        9.77%          74     5/15/06        9.78%
            6      9/15/00        7.79%           41          8/15/03        9.45%          75     6/15/06        9.46%
            7     10/15/00        8.05%           42          9/15/03        9.45%          76     7/15/06        9.78%
            8     11/15/00        7.79%           43         10/15/03        9.77%          77     8/15/06        9.46%
            9     12/15/00        9.80%           44         11/15/03        9.45%          78     9/15/06        9.46%
           10      1/15/01        9.73%           45         12/15/03        9.77%          79    10/15/06        9.78%
           11      2/15/01        9.73%           46          1/15/04        9.45%          80    11/15/06        9.46%
           12      3/15/01       10.77%           47          2/15/04        9.46%          81    12/15/06        9.78%
           13      4/15/01        9.25%           48          3/15/04       10.11%          82     1/15/07        9.46%
           14      5/15/01        9.55%           49          4/15/04        9.46%          83     2/15/07        9.46%
           15      6/15/01        9.25%           50          5/15/04        9.77%          84     3/15/07       10.48%
           16      7/15/01        9.55%           51          6/15/04        9.46%          85     4/15/07        9.47%
           17      8/15/01        9.25%           52          7/15/04        9.77%          86     5/15/07        9.78%
           18      9/15/01        9.25%           53          8/15/04        9.46%          87     6/15/07        9.47%
           19     10/15/01        9.55%           54          9/15/04        9.46%          88     7/15/07        9.78%
           20     11/15/01        9.25%           55         10/15/04        9.77%          89     8/15/07        9.47%
           21     12/15/01        9.76%           56         11/15/04        9.46%          90     9/15/07        9.47%
           22      1/15/02        9.45%           57         12/15/04        9.77%          91    10/15/07        9.78%
           23      2/15/02        9.45%           58          1/15/05        9.46%          92    11/15/07        9.47%
           24      3/15/02       10.46%           59          2/15/05        9.46%          93    12/15/07        9.78%
           25      4/15/02        9.45%           60          3/15/05       10.47%          94     1/15/08        9.47%
           26      5/15/02        9.77%           61          4/15/05        9.46%          95     2/15/08        9.47%
           27      6/15/02        9.45%           62          5/15/05        9.77%          96     3/15/08       10.12%
           28      7/15/02        9.77%           63          6/15/05        9.46%          97     4/15/08        9.47%
           29      8/15/02        9.45%           64          7/15/05        9.77%          98     5/15/08        9.79%
           30      9/15/02        9.45%           65          8/15/05        9.46%          99     6/15/08        9.47%
           31     10/15/02        9.77%           66          9/15/05        9.46%         100     7/15/08        9.79%
           32     11/15/02        9.45%           67         10/15/05        9.77%         101     8/15/08        9.47%
           33     12/15/02        9.77%           68         11/15/05        9.46%         102     9/15/08        9.47%
           34      1/15/03        9.45%

*Derived assuming Prime remains constant at 8.750% using 100% of the PPA.

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 11
--------------------------------------------------------------------------------



                          A-2 AVAILABLE FUNDS CAP RATE*
                          -----------------------------

To Call @ 5%

          Period    Date        AFC Rate      Period      Date      AFC Rate      Period      Date        AFC Rate
            0     03/14/00                       35     2/15/03       13.36%          70     1/15/06       13.38%
            1     04/15/00        7.55%          36     3/15/03       14.80%          71     2/15/06       13.38%
            2     05/15/00        8.05%          37     4/15/03       13.37%          72     3/15/06       14.82%
            3     06/15/00        7.79%          38     5/15/03       13.81%          73     4/15/06       13.39%
            4     07/15/00        8.05%          39     6/15/03       13.37%          74     5/15/06       13.83%
            5     08/15/00        7.79%          40     7/15/03       13.81%          75     6/15/06       13.39%
            6     09/15/00        7.79%          41     8/15/03       13.37%          76     7/15/06       13.83%
            7     10/15/00        8.05%          42     9/15/03       13.37%          77     8/15/06       13.39%
            8     11/15/00        7.79%          43    10/15/03       13.81%          78     9/15/06       13.39%
            9     12/15/00        9.87%          44    11/15/03       13.37%          79    10/15/06       13.83%
           10     01/15/01        9.85%          45    12/15/03       13.82%          80    11/15/06       13.39%
           11     02/15/01        9.85%          46     1/15/04       13.37%          81    12/15/06       13.84%
           12     03/15/01       10.90%          47     2/15/04       13.38%          82     1/15/07       13.39%
           13     04/15/01        9.37%          48     3/15/04       14.30%          83     2/15/07       13.39%
           14     05/15/01        9.68%          49     4/15/04       13.38%          84     3/15/07       14.83%
           15     06/15/01        9.37%          50     5/15/04       13.82%          85     4/15/07       13.39%
           16     07/15/01        9.68%          51     6/15/04       13.38%          86     5/15/07       13.84%
           17     08/15/01        9.37%          52     7/15/04       13.82%          87     6/15/07       13.39%
           18     09/15/01        9.37%          53     8/15/04       13.38%          88     7/15/07       13.84%
           19     10/15/01        9.68%          54     9/15/04       13.38%          89     8/15/07       13.39%
           20     11/15/01        9.37%          55    10/15/04       13.82%          90     9/15/07       13.39%
           21     12/15/01       11.50%          56    11/15/04       13.38%          91    10/15/07       13.84%
           22     01/15/02       11.43%          57    12/15/04       13.82%          92    11/15/07       13.40%
           23     02/15/02       11.43%          58     1/15/05       13.38%          93    12/15/07       13.84%
           24     03/15/02       12.65%          59     2/15/05       13.38%          94     1/15/08       13.40%
           25     04/15/02       11.43%          60     3/15/05       14.81%          95     2/15/08       13.40%
           26     05/15/02       11.81%          61     4/15/05       13.38%          96     3/15/08       14.32%
           27     06/15/02       11.43%          62     5/15/05       13.83%          97     4/15/08       13.40%
           28     07/15/02       11.81%          63     6/15/05       13.38%          98     5/15/08       13.85%
           29     08/15/02       11.43%          64     7/15/05       13.83%          99     6/15/08       13.40%
           30     09/15/02       11.43%          65     8/15/05       13.38%         100     7/15/08       13.85%
           31     10/15/02       11.81%          66     9/15/05       13.38%         101     8/15/08       13.40%
           32     11/15/02       11.43%          67    10/15/05       13.83%         102     9/15/08       13.40%
           33     12/15/02       13.58%          68    11/15/05       13.38%         103    10/15/08       13.85%
           34     01/15/03       13.36%          69    12/15/05       13.83%


*Derived assuming Prime increases to a level beyond the highest maximum attainable rate on the underlying adjustable rate Mortgage Loans using 100% of the PPA.

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 12
--------------------------------------------------------------------------------


                             Group I Mortgage Loans*
                             -----------------------




          Number of Fixed Rate Mortgage Loans:                              838

          Aggregate Principal Balance:                                      $40,610,733.39

          Principal Balance as of the Cut-Off Date:
            Average:                                                        $48,461.50
            Range:                                                          $9,677.64 - $337,779.05

          Coupon Rates:
            Weighted Average:                                               10.81%
            Range:                                                          8.42% - 15.98%

          Weighted Average Original Term to Maturity (months):              267

          Remaining Term to Maturity (months):
            Weighted Average:                                               263
            Range:                                                          55 - 360

          Loan-to-Value Ratio at Origination:
            Weighted Average:                                               59.41%
            Range:                                                          5.00% - 90.00%

          Combined Loan-to-Value Ratio at Origination:
            Weighted Average:                                               73.94%
            Range:                                                          8.00% - 100.00%

          Cash-Out Refinances:                                              100%

          Full Documentation:                                               100%

          Weighted Average FICO:                                            600


* Percentages set forth in the following tables may not total 100% due to rounding.

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 13
--------------------------------------------------------------------------------


               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES
                         OF THE GROUP I MORTGAGE LOANS

                                                                           Percentage of Group I
                            Number of                                         Mortgage Loans
                            Mortgage                                           by Aggregate
Location                      Loans          Aggregate Principal Balance     Principal Balance
--------                    ---------        ---------------------------     -----------------
Arizona                        18                  $781,207.69                         1.92 %
California                      7                   408,126.89                         1.00
Colorado                        7                   356,754.47                         0.88
Connecticut                    24                 1,488,125.52                         3.66
Delaware                        1                    55,000.00                         0.14
Florida                         7                   345,385.76                         0.85
Georgia                        19                 1,033,992.76                         2.55
Illinois                       63                 2,365,164.90                         5.82
Indiana                        11                   572,623.78                         1.41
Maine                          35                 1,606,950.36                         3.96
Maryland                        4                   166,120.51                         0.41
Massachusetts                  68                 3,467,447.05                         8.54
Michigan                      125                 5,158,042.37                        12.70
Nevada                          1                    69,541.92                         0.17
New Hampshire                  33                 1,718,174.69                         4.23
New Jersey                     68                 4,695,822.00                        11.56
New Mexico                      4                   144,342.50                         0.36
New York                      140                 7,717,398.38                        19.00
Ohio                            9                   466,898.16                         1.15
Oregon                          8                   344,672.26                         0.85
Pennsylvania                   75                 2,803,357.27                         6.90
Rhode Island                   27                 1,247,947.55                         3.07
Texas                          63                 2,506,611.51                         6.17
Virginia                       10                   418,844.80                         1.03
Washington                      3                   224,929.50                         0.55
Wisconsin                       8                   447,250.79                         1.10
                              ---                   ----------                         ----
Totals                        838               $40,610,733.39                       100.00 %


--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 14
--------------------------------------------------------------------------------




               LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS

                                                                        Percentage of Group I
                                                                          Mortgage Loans by
Range of Loan-to-Value                Number of         Aggregate            Aggregate
Ratios at Origination (%)          Mortgage Loans    Principal Balance    Principal Balance
-------------------------          --------------    -----------------    -----------------

  0.01 -   5.00                          3               $45,212.56             0.11 %
  5.01 -  10.00                         28               484,303.62             1.19
 10.01 -  15.00                         84             2,118,158.64             5.22
 15.01 -  20.00                        109             3,114,301.11             7.67
 20.01 -  25.00                         57             1,992,059.67             4.91
 25.01 -  30.00                         45             1,632,031.29             4.02
 30.01 -  35.00                         32             1,189,937.97             2.93
 35.01 -  40.00                         20               811,193.02             2.00
 40.01 -  45.00                         23               859,827.86             2.12
 45.01 -  50.00                         26             1,224,365.33             3.01
 50.01 -  55.00                         23             1,370,700.17             3.38
 55.01 -  60.00                         16               633,785.34             1.56
 60.01 -  65.00                         40             2,005,511.94             4.94
 65.01 -  70.00                         60             2,884,789.53             7.10
 70.01 -  75.00                         61             4,542,859.90            11.19
 75.01 -  80.00                        124             8,753,935.41            21.56
 80.01 -  85.00                         79             6,257,401.37            15.41
 85.01 -  90.00                          8               690,358.66             1.70
                                       ---             ------------            -----
Totals                                 838           $40,610,733.39           100.00 %


--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 15
--------------------------------------------------------------------------------


           COMBINED LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS

                                                                        Percentage of Group I
                                                                          Mortgage Loans by
Range of Combined Loan-to-Value       Number of         Aggregate            Aggregate
Ratios at Origination (%)           Mortgage Loans   Principal Balance    Principal Balance
-------------------------           --------------   -----------------    -----------------
  5.01 -  10.00                          1              $26,925.35              0.07 %
 10.01 -  15.00                          2              119,989.35              0.30
 15.01 -  20.00                          6              112,108.63              0.28
 20.01 -  25.00                          5              132,492.40              0.33
 25.01 -  30.00                          8              284,205.82              0.70
 30.01 -  35.00                          8              223,335.50              0.55
 35.01 -  40.00                         14              487,186.17              1.20
 40.01 -  45.00                         21              613,195.26              1.51
 45.01 -  50.00                         26               879,231.33             2.17
 50.01 -  55.00                         30             1,419,741.35             3.50
 55.01 -  60.00                         30             1,129,732.81             2.78
 60.01 -  65.00                         49             2,452,786.00             6.04
 65.01 -  70.00                         96             3,991,526.89             9.83
 70.01 -  75.00                        104             6,000,507.22            14.78
 75.01 -  80.00                        220            11,622,755.83            28.62
 80.01 -  85.00                        196             9,942,689.14            24.48
 85.01 -  90.00                         21             1,150,799.89             2.83
 95.01 - 100.00                          1                21,524.45             0.05
                                         -               ---------              ----
Totals                                 838           $40,610,733.39           100.00 %

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 16
--------------------------------------------------------------------------------


                  MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS

                                                                        Percentage of Group I
                                                                          Mortgage Loans
                                      Number of         Aggregate            Aggregate
Range of Mortgage Rates (%)         Mortgage Loans   Principal Balance    Principal Balance
---------------------------         --------------   -----------------    -----------------

 8.001 -  8.500                          1              $193,996.13             0.48 %
 8.501 -  9.000                         10               709,230.80             1.75
 9.001 -  9.500                         28             1,697,080.69             4.18
 9.501 - 10.000                        149             9,203,443.06            22.66
10.001 - 10.500                        161             8,021,218.99            19.75
10.501 - 11.000                        121             5,786,513.71            14.25
11.001 - 11.500                        126             4,978,679.03            12.26
11.501 - 12.000                        111             5,134,350.30            12.64
12.001 - 12.500                         51             2,206,515.01             5.43
12.501 - 13.000                         27               890,018.95             2.19
13.001 - 13.500                         22               622,594.05             1.53
13.501 - 14.000                          8               521,398.63             1.28
14.001 - 14.500                          9               297,265.40             0.73
14.501 - 15.000                          8               204,725.19             0.50
15.001 - 15.500                          5               122,572.45             0.30
15.501 - 16.000                          1                21,131.00             0.05
                                         -              ---------               ----
Totals                                 838           $40,610,733.39           100.00   %

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 17
--------------------------------------------------------------------------------

                PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS

                                                                          Percentage of Group I
                                                                             Mortgage Loans by
                                      Number of         Aggregate            Aggregate
Range of Principal Balances ($)     Mortgage Loans   Principal Balance    Principal Balance
-------------------------------    ----------------  -----------------    -----------------

   9,000.00 - 15,000.00                 58              $748,281.26             1.84 %
 15,000.01  - 25,000.00                160             3,288,059.50             8.10
 25,000.01 -  50,000.00                333            11,958,658.26            29.45
 50,000.01 -  75,000.00                162             9,774,032.37            24.07
 75,000.01 - 100,000.00                 65             5,687,523.06            14.00
100,000.01 - 125,000.00                 18             2,046,662.30             5.04
125,000.01 - 150,000.00                 22             2,995,493.02             7.38
150,000.01 - 175,000.00                  7             1,099,223.71             2.71
175,000.01 - 200,000.00                  4               765,480.87             1.88
200,000.01 - 225,000.00                  2               420,500.68             1.04
225,000.01 - 250,000.00                  4               941,872.82             2.32
250,000.01 - 275,000.00                  1               251,816.61             0.62
275,000.01 - 300,000.00                  1               295,349.88             0.73
325,000.01 - 350,000.00                  1               337,779.05             0.83
                                         -            ----------                ----
Totals                                 838           $40,610,733.39           100.00 %

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 18
--------------------------------------------------------------------------------



            REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS


                                                                         Percentage of Group I
                                                                           Mortgage Loans by
                                      Number of         Aggregate            Aggregate
Remaining Term (months)             Mortgage Loans   Principal Balance     Principal Balance
-----------------------             --------------   -----------------     -----------------
 51 -  55                                2              $92,576.72              0.23 %
 56 -  60                                4              107,147.65              0.26
 76 -  80                                1               31,472.08              0.08
 81 -  85                                1               12,000.00              0.03
106 - 110                                1               16,498.47              0.04
111 - 115                               18              449,559.41              1.11
116 - 120                               62            1,655,544.74              4.08
166 - 170                                5              202,770.34              0.50
171 - 175                               64            1,980,210.34              4.88
176 - 180                              197            8,108,383.66             19.97
226 - 230                                6              295,861.07              0.73
231 - 235                               75            3,256,321.24              8.02
236 - 240                              185            7,812,439.33             19.24
346 - 350                                2              174,192.41              0.43
351 - 355                               81            6,064,627.54             14.93
356                                     40            3,158,155.03              7.78
357                                     39            2,856,760.47              7.03
358                                     28            1,929,163.13              4.75
359                                     16            1,651,646.76              4.07
360                                     11              755,403.00              1.86
                                        --              ----------              ----
Totals                                 838          $40,610,733.39            100.00 %

           TYPES OF MORTGAGED PROPERTIES OF THE GROUP I MORTGAGE LOANS

                                                                         Percentage of Group I
                                                                           Mortgage Loans
                                     Number of          Aggregate            by Aggregate
Property Type                     Mortgaeg Loans    Principal Balance     Principal Balance
-------------                     --------------    ------------------     -----------------

Condominium                             12              $533,200.56             1.31 %
Multifamily                             77             4,996,962.78            12.30
Manufactured Housing                     5               211,003.81             0.52
PUD                                     18               913,877.63             2.25
Single Family                          723            33,876,150.61            83.42
Townhouse                                3                79,538.00             0.20
                                         -               ---------              ----
Totals                                 838           $40,610,733.39           100.00 %

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 19
--------------------------------------------------------------------------------

                MONTHS OF SEASONING OF THE GROUP I MORTGAGE LOANS

                                                                                   Percentage of Group I
                                                                                     Mortgage Loans by
Months of                            Number of                 Aggregate                 Aggregate
Seasoning                         Mortgage Loans          Principal Balance          Principal Balance
---------                         --------------          -----------------          -----------------

0                                       88                 $3,980,405.55                        9.80 %
1                                      106                  4,947,993.71                       12.18
2                                      164                  7,259,249.03                       17.88
3                                      123                  6,187,330.00                       15.24
4                                      102                  5,671,665.48                       13.97
5                                      110                  5,381,655.56                       13.25
6                                       83                  3,985,834.71                        9.81
7                                       19                    974,182.66                        2.40
8                                       16                    897,760.33                        2.21
9                                       13                    635,334.07                        1.56
10                                       8                    428,195.58                        1.05
11                                       4                    158,288.81                        0.39
12                                       2                    102,837.90                        0.25
                                         -                    ----------                        ----
Totals                                 838                $40,610,733.39                      100.00 %


   OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES OF THE GROUP I MORTGAGE LOANS

                                                                         Percentage of Group I
                                                                             Mortgage Loans
                                    Number of           Aggregate             by Aggregate
Occupancy Status                  Mortgage Loans     Principal Balance     Principal Balance
----------------                  --------------     ------------------    -----------------

Investment                              28              $1,274,622.26           3.14 %
Primary                                810              39,336,111.13          96.86
                                       ---              -------------          -----
Totals                                 838             $40,610,733.39         100.00 %



     LIEN POSITION OF THE MORTGAGED PROPERTIES OF THE GROUP I MORTGAGE LOANS

                                                                         Percentage of Group I
                                                                            Mortgage Loans
                                    Number of           Aggreate             by Aggregate
Lien Position                     Mortgage Loans     Principal Balance     Principal Balance
-------------                     --------------     -----------------     -----------------

First                                  476             $29,209,182.85          71.92 %
Second                                 362              11,401,550.54          28.08
                                       ---              -------------          -----
Totals                                 838             $40,610,733,.39        100.00 %

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 20
--------------------------------------------------------------------------------


                            Group II Mortgage Loans*
                            ------------------------


       Number of Adjustable Rate Mortgage Loans:                         253

       Aggregate Principal Balance:                                      $14,664,643.67

       Principal Balance as of the Cut-Off Date:
         Average:                                                        $57,963.02
         Range:                                                          $10,935.37 - $302,722.76

       Coupon Rates:
         Weighted Average:                                               8.88%
         Range:                                                          5.99% - 14.99%

       Gross Margin:
         Weighted Average:                                               2.343%
         Range:                                                          1.00% - 7.50%

       Periodic Caps:
         Weighted Average:                                               2.126%
         Range:                                                          2.000% - 3.000%

       Lifetime Caps:
         Weighted Average:                                               15.138%
         Range:                                                          11.990% - 22.990%

       Weighted Average Original Term to Maturity (months):              287

       Remaining Term to Maturity (months):
         Weighted Average:                                               283
         Range:                                                          58 - 360

       Loan-to-Value Ratio at Origination:
         Weighted Average:                                               58.39%
         Range:                                                          4.00% - 90.00%

       Combined Loan-to-Value Ratio at Origination:
         Weighted Average:                                               67.26%
         Range:                                                          10.00% - 90.00%

       Cash-Out Refinances:                                              100%

       Full Documentation:                                               100%

       Index:  Prime                                                     100%

       Percent with Annual Adjustment Date:                              100%

       Weighted Average FICO:                                            597

* Percentages set forth in the following tables may not total 100% due to rounding.

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 21
--------------------------------------------------------------------------------


               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES
                         OF THE GROUP II MORTGAGE LOANS

                                                                         Percentage of Group II
                                                                           Mortgage Loans
                                    Number of           Aggregate           by Aggregate
Location                           Mortgage Loans   Principal Balance     Principal Balance
--------                           --------------   -----------------     -----------------

California                               2             $455,841.45              3.11 %
Connecticut                              3              207,907.32              1.42
Delaware                                 3              315,948.73              2.15
Florida                                  2               69,653.65              0.47
Georgia                                  5              310,414.94              2.12
Illinois                                 8              256,362.26              1.75
Indiana                                  5              221,599.53              1.51
Maine                                    9              523,476.73              3.57
Maryland                                 2               91,167.86              0.62
Massachusetts                           19              795,243.75              5.42
Michigan                                50            3,035,294.52             20.70
New Hampshire                           11              603,124.44              4.11
New Jersey                              23            1,866,831.28             12.73
New York                                48            2,744,686.76             18.72
Ohio                                     5              195,167.09              1.33
Oregon                                   3              159,088.30              1.08
Pennsylvania                            39            1,810,041.01             12.34
Rhode Island                            11              621,587.06              4.24
Virginia                                 5              381,206.99              2.60
                                         -              ----------              ----
Totals                                 253          $14,664,643.67            100.00 %

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 22
--------------------------------------------------------------------------------


               LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS

                                                                          Percentage of Group II
                                                                             Mortgage Loans by
Range of Loan-to-Value               Number of          Aggregate                Aggregate
Ratios at Origination (%)          Mortgage Loans   Principal Balance      Principal Balance
-------------------------          --------------   ----------------       -----------------

  0.01 -   5.00                          1              $19,446.11              0.13 %
  5.01 -  10.00                         11              210,154.69              1.43
 10.01 -  15.00                         16              426,537.08              2.91
 15.01 -  20.00                         18              686,248.45              4.68
 20.01 -  25.00                         12              412,730.29              2.81
 25.01 -  30.00                         12              599,398.42              4.09
 30.01 -  35.00                         11              678,013.69              4.62
 35.01 -  40.00                          7              360,144.29              2.46
 40.01 -  45.00                         10              565,415.24              3.86
 45.01 -  50.00                         11              497,424.39              3.39
 50.01 -  55.00                          7              517,923.18              3.53
 55.01 -  60.00                         14              921,650.74              6.28
 60.01 -  65.00                         18              984,590.96              6.71
 65.01 -  70.00                         29            2,032,082.05             13.86
 70.01 -  75.00                         34            2,473,025.10             16.86
 75.01 -  80.00                         41            3,188,087.99             21.74
 85.01 -  90.00                          1               91,771.00              0.63
                                         -               ---------             -----
Totals                                 253          $14,664,643.67            100.00 %


--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 23
--------------------------------------------------------------------------------

          COMBINED LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS

                                                                        Percentage of Group II
                                                                           Mortgage Loans by
Range of Combined Loan-to-Value      Number of          Aggregate            Aggregate
Ratios at Origination (%)         Mortgage Loans     Principal Balance   Principal Balance
-------------------------         --------------     -----------------   -----------------
  5.01 -  10.00                          1              $10,957.14              0.07 %
 10.01 -  15.00                          1               32,869.12              0.22
 15.01 -  20.00                          4              139,700.24              0.95
 20.01 -  25.00                          3               64,578.50              0.44
 25.01 -  30.00                          2               61,831.12              0.42
 30.01 -  35.00                          8              285,942.69              1.95
 35.01 -  40.00                          6              335,034.03              2.28
 40.01 -  45.00                          8              392,539.62              2.68
 45.01 -  50.00                         13              542,005.45              3.70
 50.01 -  55.00                          8              654,450.50              4.46
 55.01 -  60.00                         15              903,962.65              6.16
 60.01 -  65.00                         27            1,275,771.65              8.70
 65.01 -  70.00                         44            2,575,097.29             17.56
 70.01 -  75.00                         53            3,341,985.88             22.79
 75.01 -  80.00                         59            3,956,146.79             26.98
 85.01 -  90.00                          1               91,771.00              0.63
                                         -               ---------              ----
Totals                                 253          $14,664,643.67            100.00 %


--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 24
--------------------------------------------------------------------------------


                  MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS

                                                                        Percentage of Group II
                                                                          Mortgage Loans
                                     Number of          Aggregate         By Aggregate
Range of Mortgage Rates (%)       Mortgage Loans    Principal Balance     Principal Balance
---------------------------       --------------    -----------------     -----------------
 5.900 -  6.000                          1             $141,343.85              0.96 %
 7.501 -  8.000                         14            1,007,207.10              6.87
 8.001 -  8.500                         99            5,659,918.11             38.60
 8.501 -  9.000                         76            4,528,621.73             30.88
 9.001 -  9.500                         16            1,070,746.95              7.30
 9.501 - 10.000                         26            1,203,055.93              8.20
10.001 - 10.500                          7              404,227.49              2.76
10.501 - 11.000                          5              159,576.97              1.09
11.001 - 11.500                          2              108,537.01              0.74
11.501 - 12.000                          3              103,954.43              0.71
12.001 - 12.500                          3              185,683.10              1.27
14.501 - 15.000                          1               91,771.00              0.63
                                         -               ---------              ----
Totals                                 253          $14,664,643.67            100.00 %



                PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS

                                                                        Percentage of Group II
                                                                          Mortgage Loans by
                                     Number of         Aggregate             Aggregate
Range of Principal Balances ($)     Mortgage Loans  Principal Balance     Principal Balance
-------------------------------     --------------  -----------------     -----------------

 10,000.00 - 15,000.00                   9             $116,685.28              0.80 %
 15,000.01  - 25,000.00                 29              599,285.05              4.09
 25,000.01 -  50,000.00                 94            3,449,876.13             23.53
 50,000.01 -  75,000.00                 63            3,812,621.26             26.00
 75,000.01 - 100,000.00                 34            2,898,340.27             19.76
100,000.01 - 125,000.00                 10            1,129,037.49              7.70
125,000.01 - 150,000.00                  4              537,371.68              3.66
150,000.01 - 175,000.00                  2              333,728.11              2.28
175,000.01 - 200,000.00                  4              722,692.92              4.93
225,000.01 - 250,000.00                  1              227,113.68              1.55
250,000.01 - 275,000.00                  1              256,458.92              1.75
275,000.01 - 300,000.00                  1              278,710.12              1.90
300,000.01 - 325,000.00                  1              302,722.76              2.06
                                         -              ----------              ----
Totals                                 253          $14,664,643.67            100.00 %

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 25
--------------------------------------------------------------------------------


           REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS

                                                                      Percentage of Group II
                                                                         Mortgage Loans by
                                      Number of         Aggregate            Aggregate
Remaining Term (months)             Mortgage Loans   Principal Balance   Principal Balance
-----------------------             --------------   -----------------   -----------------
 58 -  60                                 2              $41,557.88            0.28 %
111 - 115                                12              339,919.08            2.32
116 - 120                                12              625,448.13            4.27
171 - 175                                24              870,862.93            5.94
176 - 180                                33            1,174,486.11            8.01
231 - 235                                25            1,320,147.83            9.00
236 - 240                                49            2,537,937.89           17.31
351 - 355                                38            2,504,455.71           17.08
356                                      15            1,355,239.65            9.24
357                                      18            1,644,689.75           11.22
358                                      12              943,176.88            6.43
359                                       9              943,891.79            6.44
360                                       4              362,830.04            2.47
                                        ---              ----------            ----
Totals                                  253          $14,664,643.67          100.00 %


          TYPES OF MORTGAGED PROPERTIES OF THE GROUP II MORTGAGE LOANS

                                                                       Percentage of Group II
                                                                          Mortgage Loans
                                     Number of          Aggregate          by Aggregate
Property Type                      Mortgage Loans   Principal Balance     Principal Balance
-------------                      --------------   -----------------     -----------------

Condominium                              2              $73,680.58              0.50 %
Multifamily                             20            1,268,032.50              8.65
Manufactured Housing                     3              120,459.09              0.82
PUD                                      1               17,000.00              0.12
Single Family                          225            3,087,112.15             89.24
Townhouse                                2               98,359.35              0.67
                                         -               ---------              ----
Totals                                 253          $14,664,643.67            100.00 %


--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 26
--------------------------------------------------------------------------------

               MONTHS OF SEASONING OF THE GROUP II MORTGAGE LOANS

                                                                       Percentage of Group II
                                                                          Mortgage Loans
                                     Number of          Aggregate          by Aggregate
Months of Seasoning                Mortgage Loans   Principal Balance     Principal Balance
-------------------                --------------   -----------------     -----------------
0                                        6             $459,519.56              3.13 %
1                                       32            2,268,677.33             15.47
2                                       28            1,636,542.16             11.16
3                                       41            2,514,268.24             17.15
4                                       47            2,750,250.83             18.75
5                                       41            2,155,037.41             14.70
6                                       38            1,915,638.01             13.06
7                                       20              964,710.13              6.58
                                        --              ----------              ----
Totals                                 253          $14,664,643.67            100.00 %



   OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES OF THE GROUP II MORTGAGE LOANS

                                                                       Percentage of Group II
                                                                          Mortgage Loans
                                     Number of          Aggregate          by Aggregate
Occupancy Status                   Mortgage Loans   Principal Balance     Principal Balance
----------------                   --------------   -----------------     -----------------
Investment                               5             $149,180.71              1.02 %
Primary                                248           14,515,462.96             98.98
                                       ---           -------------             -----
Totals                                 253          $14,664,643.67            100.00 %



    LIEN POSITION OF THE MORTGAGED PROPERTIES OF THE GROUP II MORTGAGE LOANS


                                                                       Percentage of Group II
                                                                          Mortgage Loans
                                     Number of          Aggregate          by Aggregate
Lien Position                      Mortgage Loans   Principal Balance     Principal Balance
-------------                      --------------   -----------------     -----------------
First                                  175          $11,383,430.37             77.63 %
Second                                  78            3,281,213.30             22.37
                                        --            ------------             -----
Totals                                 253          $14,664,643.67            100.00 %

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 27
--------------------------------------------------------------------------------

                  MONTHS TO ROLL OF THE GROUP II MORTGAGE LOANS

                                                                       Percentage of Group II
                                                                          Mortgage Loans
                                   Number of          Aggregate          by Aggregate
Months to Roll                    Mortgage Loans   Principal Balance     Principal Balance
--------------                    --------------   -----------------     -----------------
1 -   5                                 20             $964,710.13              6.58 %
6 -  10                                195           10,971,736.65             74.82
11 -  12                                38            2,728,196.89             18.60
                                        --            ------------              -----
Totals                                 253          $14,664,643.67             100.00 %



                  MAXIMUM RATES OF THE GROUP II MORTGAGE LOANS


                                                                       Percentage of Group II
                                                                          Mortgage Loans
                                     Number of          Aggregate          by Aggregate
Range of Maximum Rates (%)         Mortgage Loans   Principal Balance     Principal Balance
-------------                      --------------   -----------------     -----------------
11.900 - 12.000                          1             $141,343.85              0.96 %
13.501 - 14.000                         14            1,007,207.10              6.87
14.001 - 14.500                         98            5,627,065.65             38.37
14.501 - 15.000                         75            4,503,715.97             30.71
15.001 - 15.500                         16            1,070,746.95              7.30
15.501 - 16.000                          4              161,835.34              1.10
16.001 - 16.500                          2               97,852.46              0.67
16.501 - 17.000                          3              138,078.39              0.94
17.501 - 18.000                         22            1,041,220.59              7.10
18.001 - 18.500                          7              406,264.72              2.77
18.501 - 19.000                          3               46,404.34              0.32
19.001 - 19.500                          2              108,537.01              0.74
19.501 - 20.000                          3              103,954.43              0.71
20.001 - 20.500                          2              118,645.87              0.81
22.501 - 23.000                          1               91,771.00              0.63
                                         -               ---------              ----
Totals                                 253          $14,664,643.67            100.00 %


--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 28
--------------------------------------------------------------------------------


          NEXT INTEREST ADJUSTMENT DATE OF THE GROUP II MORTGAGE LOANS


                                                                       Percentage of Group II
                                                                          Mortgage Loans
                                   Number of          Aggregate          by Aggregate
Next Adjustment Date             Mortgage Loans   Principal Balance     Principal Balance
--------------------             --------------   -----------------     -----------------
July 2000                               20             $964,710.13              6.58 %
August 2000                             38            1,915,638.01             13.06
September 2000                          41            2,155,037.41             14.70
October 2000                            47            2,750,250.83             18.75
November 2000                           41            2,514,268.24             17.15
December 2000                           28            1,636,542.16             11.16
January 2001                            32            2,268,677.33             15.47
February 2001                            6              459,519.56              3.13
                                         -              ----------              ----
Totals                                 253          $14,664,643.67            100.00 %




                  GROSS MARGINS OF THE GROUP II MORTGAGE LOANS


                                                                       Percentage of Group II
                                                                          Mortgage Loans
                                     Number of          Aggregate          by Aggregate
Range of Gross Margins (%)         Mortgage Loans   Principal Balance     Principal Balance
--------------------------         --------------   -----------------     -----------------

 1.000                                   1             $141,343.85              0.96 %
 1.001 -  1.500                         21            1,281,478.85              8.74
 1.501 -  2.000                        119            7,433,717.26             50.69
 2.001 -  2.500                         54            3,066,413.24             20.91
 2.501 -  3.000                         15              682,160.68              4.65
 3.001 -  3.500                         30            1,472,395.23             10.04
 3.501 -  4.000                          1               17,000.00              0.12
 4.001 -  4.500                          7              288,927.45              1.97
 4.501 -  5.000                          3              122,398.88              0.83
 5.501 -  6.000                          1               67,037.23              0.46
 7.001 -  7.500                          1               91,771.00              0.63
                                         -               ---------              ----
Totals                                 253          $14,664,643.67            100.00 %

--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

MARKETING MEMORANDUM-MARCH 8, 2000
HOME LOAN TRUST 2000-1                                                   PAGE 29
--------------------------------------------------------------------------------

                  PERIODIC CAPS OF THE GROUP II MORTGAGE LOANS



                                                                       Percentage of Group II
                                                                          Mortgage Loans
                                     Number of          Aggregate          by Aggregate
Periodic Cap (%)                   Mortgage Loans   Principal Balance     Principal Balance
-------------                      --------------   -----------------     -----------------

 2.000                                 214          $12,814,882.94              87.39
 3.000                                  39            1,849,760.73              12.61%
                                       ---          --------------              -----
Totals                                 253          $14,664,643.67             100.00%


--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.